QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

    CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2001

Anchor Gaming
(Exact name of registrant as specified in its charter)

Nevada	000-23124	88-0304253
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

815 Pilot Road, Suite G, Las Vegas, Nevada	89119
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (702) 896-7568

Item 5. Other Events

    On December 26, 2001, the registrant issued a press release announcing that it has entered into an agreement with the Pala Band of Mission Indians (the "Tribe") and Jerome H. Turk, pursuant to which Mr. Turk will acquire the company that manages the Pala casino from the registrant.

    For additional information, see the text of the press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c) Exhibits

      99.1 Text of press release, dated December 26, 2001.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: December 26, 2001

ANCHOR GAMING
By:	/s/ THOMAS J. MATTHEWS
Name:	Thomas J. Matthews, President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Text of press release, dated December 26, 2001.

QuickLinks

FORM 8-K
Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS